                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - June 29, 1994



                                 ARISTAR, INC.
             (Exact name of registrant as specified in its charter)




     DELAWARE                         1-3521               95-4128205
(State or other jurisdiction        (Commission File      (I.R.S. Employer
of incorporation)                   Number)               Identification No.)




               8900 GRAND OAK CIRCLE, TAMPA, FLORIDA  33637-1050
                    (Address of principal executive offices)




              Registrant's telephone number, including area code -
                                 (813) 632-4500

ITEM 7.  EXHIBITS.

         (c)     Exhibits

                 1(a)   -     Terms Agreement dated June 29, 1994 among
                              Aristar, Inc. and Merrill Lynch & Co., Merrill
                              Lynch, Pierce, Fenner & Smith Incorporated,
                              Goldman, Sachs & Co., and Lehman Brothers Inc.
                              and the Aristar, Inc. - Debt Securities -
                              Underwriting Agreement Basic Provisions dated
                              June 24, 1992 incorporated by reference therein.

                 4(a)    -    Resolutions adopted by the Pricing Committee of
                              the Board of Directors of the Company
                              establishing the terms of the Company's 7 3/4%
                              Senior Notes due June 15, 2001.

                 4(b)   -     Specimen Global 7 3/4% Senior Note due June 15,
                              2001.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ARISTAR, INC.



                                      By:       /s/ James A. Bare
                                          --------------------------------
                                          James A. Bare
                                          Senior Vice President and Chief
                                          Financial Officer (Chief Accounting
                                          Officer)



Date:  July 7, 1994

                                 EXHIBIT INDEX



EXHIBITS                                                             PAGE
- - --------                                                             ----

1(a)  -     Terms Agreement dated June 29, 1994 among
            Aristar, Inc. and Merrill Lynch & Co., Merrill
            Lynch, Pierce, Fenner & Smith Incorporated,
            Goldman, Sachs & Co. and Lehman Brothers
            Inc. and the Aristar, Inc. - Debt Securities -
            Underwriting Agreement Basic Provisions dated June
            24, 1992 incorporated by reference therein.

4(a)  -     Resolutions adopted by the Pricing Committee of
            the Board of Directors of the Company establishing the terms of the Company's 7 3/4% Senior Notes due
            June 15, 2001.

4(b)  -     Specimen Global 7 3/4% Senior Note due June 15, 2001.